File Nos. 33-48696 & 811-6707

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately
                                                                  Aquila
                                                                  Group of Funds


                    Narragansett Insured Tax-Free Income Fund
            380 Madison Avenue, Suite 2300, New York, New York 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                               on October 6, 2009


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") will be held:

Place:       (a)    at the Rhode Island Convention Center
                    1 Sabin Street
                    Providence, Rhode Island;


Time:        (b)    on Tuesday, October 6, 2009
                    at 9:00 a.m. Eastern Daylight Time;


Purposes:    (c)    for the following purposes:

                    (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2010 (Proposal No. 2);

                    (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can Vote
What Shares:
                    (d) To vote at the Meeting, you must have been a shareholder on the Fund's records at the close of business on July 10, 2009 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                By order of the Board of Trustees,

                                EDWARD M. W. HINES
                                Secretary




September 1, 2009


Please Note:
If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone, or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

     The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Sub-Adviser is Citizens Investment Advisors, a department of RBS Citizens, N.A. (the "Sub-Adviser"), One Citizens Plaza, Providence, RI 02903.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about September 1, 2009.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

                                 (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

                               (2) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

                              (3) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

                               General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present at the meeting in determining voting results, and will therefore have the same effect as negative votes.

         The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.53; Class C Shares, $10.52; Class Y Shares, $10.53; and Class I Shares, $10.52. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 12,906,115; Class C Shares, 1,167,964; Class Y Shares, 4,764,060; and Class I Shares, 25,745.

     On the record date, the following holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.


Name and Address of                                        Percent
The Holder of Record            Number of Shares           of Class

Institutional 5% shareholders:

Merrill Lynch Pierce,           1,419,752 Class A Shares    11.00%
  Fenner & Smith                  446,365 Class C Shares    38.22%
4800 Deer Lake Dr. East
Jacksonville, FL

Citizens Bank of Rhode Island   3,130,801 Class Y Shares    65.72%
870 Westminster Street
Providence, RI

SEI Trust Company                 351,901 Class Y Shares     7.39%
One Freedom Valley Drive
Oaks, PA

Charles Schwab and Co. Inc.        25,745 Class I Shares   100.00%
101 Montgomery Street
San Francisco, CA

Additional 5% Shareholders

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in October 2008, except for Thomas
A. Christopher, Theodore T. Mason and Anne J. Mills. Mr. Christopher was elected by the Trustees in December 2008 to fill a vacancy. The Nominating Committee is proposing the election of Mr. Mason and Ms. Mills at the suggestion of the Trustees and Trustees of other funds in the Aquila Group of Funds. All nominees have consented to serve if elected.


Nominees(1)

                                                                         Number of
                        Positions Held                                   Portfolios      Other Directorships
                        with                                             in Fund         Held by Trustee
                        Fund and                                         Complex(4)      (The position held is
Name, Address(2)        Length of         Principal Occupation(s)        Overseen        a directorship unless
and Date of Birth       Service(3)        During Past 5 Years            by Trustee      indicated otherwise.)
------------------      ----------        -------------------            ----------      ---------------------

Interested
Trustees((5))

Diana P. Herrmann       Trustee since     Vice Chair and Chief Executive       12        ICI Mutual Insurance Company
New York, NY            2005 and          Officer of Aquila Management
(02/25/58)              President since   Corporation, Founder of the Aquila
                        1998              Group of Funds((6)) and parent of
                                          Aquila Investment Management LLC,
                                          Manager since 2004, President since
                                          1997, Chief Operating Officer,
                                          1997-2008, a Director since 1984,
                                          Secretary since 1986 and previously
                                          its Executive Vice President, Senior
                                          Vice President or Vice President,
                                          1986-1997; Chief Executive Officer and
                                          Vice Chair since 2004, President and
                                          Manager of the Manager since 2003, and
                                          Chief Operating Officer of the
                                          Manager, 2003-2008; Chair, Vice Chair,
                                          President, Executive Vice President or
                                          Senior Vice President of funds in the
                                          Aquila Group of Funds since 1986;
                                          Director of the Distributor since
                                          1997; Governor, Investment Company
                                          Institute (a trade organization for
                                          the U.S. mutual fund industry
                                          dedicated to protecting shareholder
                                          interests and educating the public
                                          about investing) and head of its Small
                                          Funds Committee since 2004; active in
                                          charitable and volunteer
                                          organizations.

John J. Partridge       Trustee since     Founding Partner, Partridge Snow &    4        None
Providence, RI          2008              Hahn LLP, a law firm, Providence,
(05/05/40)                                Rhode Island, since 1988, Senior
                                          Counsel, since January 1, 2007;
                                          Assistant Secretary - Advisor to the
                                          Board, Narragansett Insured Tax-Free
                                          Income Fund, 2005-2008, Trustee
                                          2002-2005; director or trustee of
                                          various educational, civic and
                                          charitable organizations, including
                                          Ocean State Charities Trust, Memorial
                                          Hospital of Rhode Island, and The
                                          Pawtucket Foundation.


Non-interested
Trustees

David A. Duffy          Chair of the      Chairman, Rhode Island Convention     2        Delta Dental of Rhode Island
North Kingstown, RI     Board since       Center Authority since 2003;
(08/07/39)              2009 and          director (advisory board) of
                        Trustee since     Citizens Bank of Rhode Island and
                        1995              Connecticut since 1999; retired
                                          Founder, formerly President, Duffy
                                          & Shanley, Inc., a marketing
                                          communications firm, 1973-2003;
                                          Transition Chairman for Gov.
                                          Donald Carcieri (R.I.); past
                                          National Chairman, National
                                          Conference for Community and
                                          Justice (NCCJ); Past Chair,
                                          Providence College President's
                                          Council; Past Vice Chair,
                                          Providence College Board of
                                          Trustees; officer or director of
                                          numerous civic and non-profit
                                          organizations including Rhode
                                          Island Hospital.

Thomas A.               Trustee since     Vice President of Robinson, Hughes    4        None
Christopher             2009              & Christopher, C.P.A.s, P.S.C.,
Danville, KY                              since 1977; President, A Good
(12/19/47)                                Place for Fun, Inc., a sports
                                          facility, since 1987; currently or
                                          formerly active with various
                                          professional and community
                                          organizations.

Theodore T. Mason       Nominee           Executive Director, East Wind         8        None
New York, NY                              Power Partners LTD since 1994 and
(11/24/35)                                Louisiana Power Partners,
                                          1999-2003; Trustee, Premier VIT,
                                          2000-2009; Treasurer, Fort Schuyler
                                          Maritime Alumni Association, Inc.,
                                          successor to Alumni Association of
                                          SUNY Maritime College, since 2004
                                          (President, 2002-2003, First Vice
                                          President, 2000-2001, Second Vice
                                          President, 1998-2000) and director of
                                          the same organization since 1997;
                                          Director, STCM Management Company,
                                          Inc., 1973-2004; twice national
                                          officer of Naval Reserve Association,
                                          Commanding Officer of four naval
                                          reserve units and Captain, USNR (Ret);
                                          director, The Navy League of the
                                          United States New York Council since
                                          2002; trustee, The Maritime Industry
                                          Museum at Fort Schuyler, 2000-2004;
                                          and Fort Schuyler Maritime Foundation,
                                          Inc., successor to the Maritime
                                          College at Fort Schuyler Foundation,
                                          Inc., since 2000.

Anne J. Mills           Nominee           President, Loring Consulting          4        None
Castle Rock, CO                           Company since 2001; Vice President
(12/23/38)                                for Business Management and CFO,
                                          Ottawa University, 1992-2001,
                                          2006-2008; IBM Corporation, 1965-1991;
                                          currently active with various
                                          charitable, educational and religious
                                          organizations.

James R. Ramsey         Trustee since     President, University of              2        Community Bank and Trust,
Louisville, KY          2004              Louisville since November 2002;                Pikeville, KY and Texas
(11/14/48)                                Professor of Economics, University             Roadhouse Inc.
                                          of Louisville, 1999-present; Kentucky
                                          Governor's Senior Policy Advisor and
                                          State Budget Director, 1999-2002; Vice
                                          Chancellor for Finance and
                                          Administration, the University of
                                          North Carolina at Chapel Hill, 1998 to
                                          1999; previously Vice President for
                                          Finance and Administration at Western
                                          Kentucky University, State Budget
                                          Director for the Commonwealth of
                                          Kentucky, Chief State Economist and
                                          Executive Director for the Office of
                                          Financial Management and Economic
                                          Analysis for the Commonwealth of
                                          Kentucky, Adjunct Professor at the
                                          University of Kentucky, Associate
                                          Professor at Loyola University-New
                                          Orleans and Assistant Professor at
                                          Middle Tennessee State University.

Laureen L. White        Trustee since     President, Greater Providence         1        None
North Kingstown, RI     2005              Chamber of Commerce, since 2005,
(11/18/59)                                Executive Vice President 2004-2005
                                          and Senior Vice President,
                                          1989-2002; Executive Counselor to the
                                          Governor of Rhode Island for Policy
                                          and Communications, 2003-2004.


Other Individuals

Trustees Emeritus(7)

Lacy B. Herrmann        Founder and       Founder and Chairman of the         N/A        N/A
New York, NY            Chairman          Board, Aquila Management
(05/12/29)              Emeritus since    Corporation, the sponsoring
                        2005; Chairman    organization and parent of the
                        of the Board of   Manager or Administrator and/or
                        Trustees,         Adviser or Sub-Adviser to each
                        1992-2005         fund of the Aquila Group of
                                          Funds; Chairman of the Manager or
                                          Administrator and/or Adviser or
                                          Sub-Adviser to each since 2004;
                                          Founder and Chairman Emeritus of each
                                          fund in the Aquila Group of Funds;
                                          previously Chairman and a Trustee of
                                          each fund in the Aquila Group of Funds
                                          since its establishment until 2004 or
                                          2005; Director of the Distributor
                                          since 1981 and formerly Vice President
                                          or Secretary, 1981-1998; Director or
                                          trustee, Premier VIT, 1994 - 2009;
                                          Director or trustee of Oppenheimer
                                          Quest Value Funds Group, Oppenheimer
                                          Small Cap Value Fund, Oppenheimer
                                          Midcap Fund, 1987 - 2009, and
                                          Oppenheimer Rochester Group of Funds,
                                          1995 - 2009; Trustee Emeritus, Brown
                                          University and the Hopkins School;
                                          active in university, school and
                                          charitable organizations.

Vernon R. Alden         Trustee           Retired; former director or         N/A        N/A
Boston, MA              Emeritus since    trustee of various Fortune 500
(04/07/23)              2006              companies, including
                                          Colgate-Palmolive and McGraw Hill;
                                          formerly President of Ohio University
                                          and Associate Dean of the Harvard
                                          University Graduate School of Business
                                          Administration; Trustee, Narragansett
                                          Insured Tax-Free Income Fund,
                                          1992-2006 and Tax-Free Trust of
                                          Oregon, 1988-2001; Trustee Emeritus,
                                          Tax-Free Trust of Oregon since 2006;
                                          member of several Japan-related
                                          advisory councils, including Chairman
                                          of the Japan Society of Boston;
                                          trustee of various cultural,
                                          educational and civic organizations.

William J. Nightingale   Trustee          Retired; formerly Chairman,         N/A        N/A
Rowayton, CT             Emeritus since   founder (1975) and Senior
(09/16/29)               2009             Advisor until 2000 of
                                          Nightingale & Associates, L.L.C., a
                                          general management consulting firm
                                          focusing on interim management,
                                          divestitures, turnaround of troubled
                                          companies, corporate restructuring and
                                          financial advisory services; Trustee
                                          of Churchill Tax-Free Fund of
                                          Kentucky,1993-2007; Trustee of
                                          Narragansett Insured Tax-Free Income
                                          Fund, 1991-2009, and Chair of the
                                          Board, 2005-2009.


Officers

Charles E.              Executive Vice    Executive Vice President of all     N/A        N/A
Childs, III             President since   funds in the Aquila Group of
New York, NY            2003              Funds and the Manager and the
(04/01/57)                                Manager's parent since 2003;
                                          Executive Vice President and Chief
                                          Operating Officer of the Manager and
                                          the Manager's parent since 2008;
                                          formerly Senior Vice President,
                                          corporate development, Vice President,
                                          Assistant Vice President and Associate
                                          of the Manager's parent since 1987;
                                          Senior Vice President, Vice President
                                          or Assistant Vice President of the
                                          Aquila Money-Market Funds, 1988-2003.

Maryann Bruce           Senior Vice       President, Aquila Distributors,     N/A        N/A
Cornelius, NC           President since   Inc., since 2008; Senior Vice
(04/01/60)              2009              President of each of the equity
                                          and bond funds in the Aquila
                                          Group of Funds since 2009;
                                          Executive Managing Director,
                                          Evergreen Investments, 2004 -
                                          2007, President, Evergreen
                                          Investment Services, Inc., 1999
                                          - 2007; President and CEO,
                                          Allstate Financial Distributors,
                                          Inc., 1998 - 1999; Senior Vice
                                          President and Director Financial
                                          Institution Division,
                                          OppenheimerFunds., Inc., 1990 -
                                          1998, Regional Vice President,
                                          1987 - 1990; Vice President and
                                          Mutual Fund Marketing Manager,
                                          J.C. Bradford & Company, 1982 -
                                          1987.

Stephen J. Caridi       Senior Vice       Vice President of the               N/A        N/A
New York, NY            President since   Distributor since 1995; Vice
(05/06/61)              1998              President, Hawaiian Tax-Free
                                          Trust since 1998; Senior Vice
                                          President, Narragansett Insured
                                          Tax-Free Income Fund since 1998, Vice
                                          President 1996-1997; Senior Vice
                                          President, Tax-Free Fund of Colorado
                                          since 2004; Vice President, Aquila
                                          Rocky Mountain Equity Fund since 2006.

Robert W. Anderson      Chief             Chief Compliance Officer of the     N/A        N/A
New York, NY            Compliance        Fund and each of the other funds
(08/23/40)              Officer since     in the Aquila Group of Funds,
                        2004 and          the Manager and the Distributor
                        Assistant         since 2004, Compliance Officer
                        Secretary         of the Manager or its
                        since 2000        predecessor and current parent
                                          1998-2004; Assistant Secretary of the
                                          Aquila Group of Funds since 2000.

Joseph P. DiMaggio      Chief Financial   Chief Financial Officer of each     N/A        N/A
New York, NY            Officer since     fund in the Aquila Group of
(11/06/56)              2003 and          Funds since 2003 and Treasurer
                        Treasurer since   since 2000.
                        2000

Edward M. W. Hines      Secretary since   Shareholder of Butzel Long, a       N/A        N/A
New York, NY            1992              professional corporation,
(12/16/39)                                counsel to the Fund, since 2007;
                                          Partner of Hollyer Brady Barrett &
                                          Hines LLP, its predecessor as counsel,
                                          1989-2007; Secretary of each fund in
                                          the Aquila Group of Funds.

John M. Herndon         Assistant         Assistant Secretary of each fund    N/A        N/A
New York, NY            Secretary since   in the Aquila Group of Funds
(12/17/39)              1995              since 1995 and Vice President of
                                          the three Aquila Money-Market Funds
                                          since 1990; Vice President of the
                                          Manager or its predecessor and current
                                          parent since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of each fund    N/A        N/A
New York, NY            Treasurer since   in the Aquila Group of Funds
(11/02/66)              2000              since 2000; Assistant Vice
                                          President of the Manager or its
                                          predecessor and current parent since
                                          1998; Fund Accountant for the Aquila
                                          Group of Funds, 1995-1998.

(1) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, New York, NY 10017.

(3)Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders

(5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund. Mr. Partridge is an interested person of the Fund as a senior counsel of the law firm that performs legal services for the Sub-Adviser.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds."

(7) A Trustee Emeritus may attend Board meetings but has no voting power.


                       Securities Holdings of the Nominees
                                 (as of 6/30/09)

                       Dollar Range           Aggregate Dollar
                       Of Ownership           Range of Ownership
                       In Narragansett        in the Aquila Group
                       Insured Tax-Free       of Funds (1)
                       Income Fund(1)

Interested Nominees

Diana P. Herrmann           C                        E

John J. Partridge           C                        E


Non-interested Nominees

Thomas A. Christopher       C                        E

David A. Duffy              C                        C

Theodore T. Mason           B(2)                     E

Anne J. Mills               B(3)                     D

James R. Ramsey             C                        E

Laureen L. White            B                        B

(1)  A. None
     B. $1-$10,000
     C. $10,001-$50,000
     D. $50,001-$100,000
     E. over $100,000

(2)  As of May 20, 2009.

(3)  As of June 8, 2009.

     None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2009 the Fund paid a total of $124,179 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquila Group of Funds during the Fund's fiscal year. None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.


                                    Compensation
                                    As Trustee
                                    From
                                    all funds         Number of
                                    in the            boards on
                   Compensation     Aquila            which the
                   As Trustee       Group             Trustee
      Name         from the Fund    of Funds          now serves

Thomas A.
Christopher        $ 7,857          $ 66,214              4

David A. Duffy     $18,375          $ 23,243              2

Theodore T. Mason        0          $132,850              8

Anne J. Mills            0          $ 76,500              4

John J. Partridge  $14,250          $ 32,250              4

James R. Ramsey    $15,500          $ 30,500              2

Laureen L. White   $18,500          $ 18,500              1


     Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds. As of July 31, 2009, these funds had aggregate assets of approximately $4.2 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts.

     Under proposed transactions, which are expected to occur in 2009, no individual will hold with the power to vote, directly or indirectly, more than 24.9% of the voting shares of the Manager. The shareholders of the Fund, as well as those of all the other funds in the Aquila Group of Funds, have approved new advisory and administration agreements and, if applicable, new sub-advisory agreements, in anticipation of the expected change of control of the Manager. The transactions will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.

     During the fiscal year ended June 30, 2009, the Fund incurred $917,913 in management fees, of which $582,932 was waived, $98,888 was paid to the Manager, and the balance was paid to the Sub-Adviser.

     During the fiscal year ended June 30, 2009, $186,284 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $4,301 was retained by the Distributor. With respect to Class C Shares, during the same period $82,203 was paid under Part II of the Plan and $27,401 was paid under the Shareholder Services Plan. Of the total payments under Parts I and II of the Plan of $109,604, the Distributor received $25,254. All of such payments were for compensation. With respect to Class I Shares, during the same period $614 was paid under Part III of the Plan and $460 was paid under the Shareholder Services Plan.

     During the fiscal year ended June 30, 2009 the Fund paid to Butzel
Long, a professional corporation, independent counsel to the Fund, $87,299 for legal services. Edward M.W. Hines, Secretary of the Fund, is a shareholder of that firm.

     The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by Aquila Management Corporation.

                         Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Thomas A. Christopher, David A. Duffy, James R. Ramsey and Laureen L. White. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

     The Fund's policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

     The Fund has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, Suite 2300, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

     Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, the Sub-Adviser or the parents or subsidiaries of either.

                                  Vote Required

    To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

     Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2010. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements, and fees billed for other services rendered by TWB for the fiscal years ended June 30, 2008 and 2009.


                                          2008          2009

     Audit Fees                         $14,000       $14,700

     Audit related fees                       0             0
                                        -------        ------

        Audit and audit related fees    $14,000       $14,700


     Tax fees (1)                         3,000         3,100

     All other fees                           0             0
                                         ------        ------

         Total                          $17,000       $17,800
                                         ======        ======


(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     TWB did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

     All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2010.

     TWB has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

     Approval requires the affirmative votes of a majority of the shares present.


                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the annual meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Fund's 2010 annual meeting must be received by the Fund by April 29, 2010 in order to be included in the Fund's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

     A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by July 15, 2010.


                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                Important Notice
                             Please Read Immediately


                    Narragansett Insured Tax-Free Income Fund

                    Notice of Annual Meeting of Shareholders
                          to be held on October 6, 2009

                                 PROXY STATEMENT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.





Please detach at perforation before mailing.



PROXY                        AQUILA GROUP OF FUNDS                         PROXY
                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
           Proxy for Annual Meeting of Shareholders - October 7, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Narragansett Insured Tax-Free Income Fund (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Tuesday, October 6, 2009 at the Rhode Island Convention Center, 1 Sabin Street, Providence, Rhode Island, at 9:00 a.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

               VOTE VIA THE TELEPHONE: 1-866-241-6192
               VOTE VIA THE INTERNET: www.proxy-direct.com

               Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ________________________________________________
               Signature

               ________________________________________________
               Signature (if held jointly)

               ________________________________________________


               Date_____________________________________________



                                                        Yes     No
                                                        __     __
I plan to attend the Meeting in Providence.            [__]   [__]

           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                   Important Notice Regarding the Availability
                            of Aquila Group of Funds
                        Shareholder Meeting to Be Held on
                                October 6, 2009.
              The Proxy Statement for this meeting is available at:
                     https://www.proxy-direct.com/aqu19899



                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


                  Please detach at perforation before mailing.



Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
NARRAGANSETT INSURED TAX-FREE INCOME FUND ANNUAL MEETING



1.  Election of Trustee Nominees:

    01. Thomas A. Christopher  02. David A. Duffy   03. Diana P. Herrmann*
    04. Theodore T. Mason      05. Anne J. Mills    06. John J. Partridge*
    07. James R. Ramsey        08 Laureen L. White

                                                            *Interested Trustees



              For All     Withhold All    For All Except
                __            __              __
               [__]          [__]            [__]


    To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/or name(s) on the line below.


2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

    As to any other matter said proxies shall vote in accordance with their best judgment.




Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com



HAS YOUR ADDRESS CHANGED                   DO YOU HAVE ANY COMMENTS


-----------------------------              ------------------------------
-----------------------------              ------------------------------
-----------------------------              ------------------------------


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.